UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 9, 2019

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	0-19599	57-0425114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Frederick Street, Greenville, South Carolina	29607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(864) 298-9800

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

⃞

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	WRLD	The Nasdaq Global Select Market

Item 2.02 Results of Operations and Financial Condition; and

Item 7.01 Regulation FD Disclosure.

On May 9, 2019, World Acceptance Corporation ("WRLD") issued a press release announcing financial information for its fourth quarter ended March 31, 2019.  The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

On May 9, 2019, World Acceptance Corporation senior management held a conference call to discuss the results of its fourth quarter ended March 31, 2019.  Prepared remarks for the conference call by the President and Chief Executive Officer of WRLD is attached hereto as Exhibit 99.2 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.1	Press release issued May 9, 2019
	99.2	Prepared remarks by President and Chief Executive Officer for the May 9, 2019 conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION
(Registrant)

Date:	May 9, 2019	By:	/s/ John Calmes
John Calmes
Chief Financial and Strategy Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated May 9, 2019
99.2	Prepared remarks by President and Chief Executive Officer for the May 9, 2019 conference call